EXHIBIT 10.11

PROMISSORY NOTE

Atlanta, Georgia

$___________ Date: _____________

FOR VALUE RECEIVED, OneUp Innovations, Inc., a Georgia corporation, with its principal office at 2745 Bankers Industrial drive, Atlanta, Georgia 30360, hereinafter referred to as the "Maker", promises to pay to __________________________________, hereinafter referred to as the "Lender" or “Holder”, the principal sum of ______________________ ($______________) lawful money of the United States of America, together with simple interest thereon computed from the date hereof at the rate of twenty (20.0%) percent per annum, which principal shall be payable in a single installment of $_______________ on the ___ day of __________, 201X and interest shall be paid monthly at the rate of $_,___ per month. Interest payments shall be made no later than the 15th of each month with the first payment due on _____________, 201_.

Under no circumstances shall the undersigned be charged more than the highest rate of interest which lawfully may be charged by the holder hereof and paid by the undersigned on the indebtedness evidenced hereby.

This Note may be prepaid in whole or in part at any time without penalty.

This Promissory Note shall be personally guaranteed by Louis S. Friedman.

The holder hereof shall not by any act of delay, commission, failure to act or otherwise be deemed to have waived any right, power, privilege or remedy hereunder, and no waiver whatever shall be valid unless in writing signed by the holder hereof, and then only to the extent therein set forth, nor shall any single or partial exercise of any right, power, privilege or remedy hereunder preclude any further exercise thereof, or the exercise of any other right, power, privilege or remedy. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law and may be exercised singly or concurrently. A waiver by the holder hereof of any right or remedy under the terms of this Note, on any one occasion, shall not be construed as a bar to any right or remedy which the holder would otherwise have had on any future occasion. No executory agreement, unless in writing and signed by the Holder, and no course of dealing between the Maker, endorsers or guarantors hereof and the holder shall be effective to change or modify or discharge in whole or in part this Note unless in writing and signed by the Holder.

Interest shall accrue on the outstanding principal balance of this Note from the date of any material Default hereunder and for so long as such Default continues regardless of whether or not there has been an acceleration of the indebtedness evidenced hereby, at either two (2%) percent per month or the highest rate allowed by law (the "Default Rate") per annum, whichever is less. All such interest shall be paid at the time of and as a condition precedent to the curing of any such Default should Holder, at its sole option, allow such Default to be cured. In addition, Maker shall pay all costs of collection including, but not limited to, reasonable and customary attorneys' fees (and bankruptcy attorneys' fees and appellate counsel fees), whether or not suit is filed.

If any payment hereunder is not made within five (5) days from its due date, a late charge of five percent (5%) of each payment so overdue may be charged by the Holder for the purpose of defraying the expenses incident to handling such delinquent payment.

The Maker shall be in default hereunder in the event there is a failure to pay an installment of interest when due under this Note and such default continues for a period of Ten (10) days. In the event of Default, at the option of the holder, the entire principal balance and interest due shall forthwith become due and payable.

The Maker agrees that whenever an attorney is used to collect or enforce this note or to enforce, declare or adjudicate any rights or obligations under this note or with respect to any collateral security therefor, whether by suit or any other means whatever, reasonable legal fees shall be payable by the Maker together with all costs and expenses of such collection, enforcement or adjudication and shall constitute part of the principal obligation hereunder.

All notices, requests demands hereunder to any party hereto shall be in writing and shall be deemed to have been given when delivered by hand, when properly deposited in the mails postage prepaid, when sent by electronic facsimile transmission, or when delivered to an overnight courier, addressed to such party at the address set forth above, or at any other address specified by such party in writing.

No extension of the time for the payment of this Note or any installment due hereunder, made by agreement with any person now or hereafter liable for the payment of this Note, shall operate to release, discharge, modify, change or affect the original liability of Maker under this Note, either in whole or in part, unless Holder agrees otherwise in writing. No provision of this Note may be changed, waived, discharged, or terminated except by an instrument in writing signed by the party against whom enforcement of the waiver, change, modification or discharge is sought. Holder may, without the consent of Maker, release or discharge any guarantor without affecting the liability of the Maker hereunder.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

MAKER HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF EACH OF:

(A) THE U.S. DISTRICT COURT FOR THE NORTHERN DISTRICT OF GEORGIA, AND

(B) ANY GEORGIA STATE COURT SITTING IN ATLANTA, GEORGIA, FOR THE

PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS

NOTE.

MAKER IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO MAKER AT ITS ADDRESS SET FORTH ABOVE.

MAKER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED

BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

Any provision hereof which may prove unenforceable under any law shall not affect the validity of any other provision hereof.

This Note may not be changed or terminated orally, but only by a writing signed by the Maker and Holder hereof.

OneUp Innovations, Inc.

By:_________________________________

Louis S. Friedman

Title: President & CEO

_____________________________________

Louis S. Friedman, individually

_____________________________________

_______________, Lender